UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                  _____________

                                    FORM 8-K
                                  _____________


                                 CURRENT REPORT
                       Pursuant To Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                  _____________

       Date of report (Date of earliest event reported):  May 14, 2009

                          FOOD TECHNOLOGY SERVICE, INC.
                (Exact Name of Registrant as Specified in Charter)

             Florida                 0-19047                  59-2618503
(State or Other Jurisdiction       (Commission              (IRS Employer
   of Incorporation)               File Number)           Identification No.)

                              502 Prairie Mine Road
                             Mulberry, Florida  33860
                 (Address of Principal Executive Offices) (Zip Code)

            Registrant's telephone number, including area code:  (863) 425-0039



                (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

_ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
_ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
_ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
_ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))







Item 2.	02.	Results of Operations and Financial Condition.


	On May 14, 2009, Food Technology Service, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2009. A copy of this press release is furnished herewith as Exhibit 99.1.



Item 9.01	Financial Statements and Exhibits.

	(d) Exhibits.

	99.1 Press Release dated May 14, 2009.






                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

						FOOD TECHNOLOGIES SERVICE, INC.
						(Registrant)


Date:	August 14, 2009		    By:	 /s/ Richard G. Hunter
						Richard G. Hunter, Ph,D.
						President